UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2008

MICRON ENVIRO SYSTEMS, INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-30258 (Commission File Number)	98-0202944 (IRS Employer Identification No.)

626 RexCorp Plaza Uniondale, NY, USA (Address of principal executive offices)	11556 (Zip Code)

Registrant's telephone number, including area code 516-640-9926

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 4.01. Changes In The Registrant's Certifying Accountant.

(a)      Resignation of Independent Accountant.

On July 16, 2008, we dismissed Williams & Webster. P. S. (“Williams & Webster”) as our independent auditors.   We have no disagreements with Williams & Webster that led to their dismissal.  The dismissal of Williams & Webster was approved by our Board of Directors.

The reports of Williams & Webster regarding our financial statements for the fiscal years ended December 31, 2007 and December 31, 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on our financial statements each contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern.  During the years ended December 31, 2007 and December 31, 2006 and during the period from the end of the most recently completed fiscal year through July 16, 2008, the date of the change in auditors, there were no disagreements with Williams & Webster on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Williams & Webster would have caused it to make reference to such disagreements in its reports.

We provided Williams & Webster with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Williams & Webster furnish us with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of such letter, dated July 29, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)       Engagement of Independent Accountant.

Concurrent with the dismissal of Williams & Webster, we engaged Malone & Bailey PC (“Malone & Bailey”) as our independent auditors .  Prior to engaging Malone & Bailey, we did not consult with it  regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Malone & Bailey on our financial statements, and Malone & Bailey did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing or financial reporting issue.  The engagement of Malone & Bailey was approved by our Board of Directors.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 29, 2008

MICRON ENVIRO SYSTEMS, INC.

By:     /s/ Bradley Rudman
Name:  Bradley Rudman
Title:    President, Director

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